(NASDAQ: AUXL) September 2006 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the timing and effect of the Company’s expansion of its field force; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Peyronie’s Disease, Dupuytren’s Contracture, Frozen Shoulder Syndrome, testosterone replacement, overactive bladder and pain; competition within certain markets relevant to the Company’s product candidates; market expansion opportunities from patients with Type II diabetes, HIV, AIDS and Erectile Dysfunction; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture AA4500 at the Company’s Horsham facility; the timing of permission to enter Phase III trials for the Company’s AA4500 product candidate for Dupuytren’s Contracture; competitive developments affecting the Company’s products and product candidates, including the timing of court decisions in and outcome of pending patent litigation, regarding potential generic products, to which the
Company is not a party; the timing of launch of competing generic products; the success of the Company’s development activities; the
Company’s development and operation goals for fiscal 2006; the ability to fund future operations; and the Company’s expected financial performance during 2006 and financial milestones that it may achieve for 2006, including 2006 net revenues, research and development spending, selling, general and administrative expenses, and net loss.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,”
“continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-
looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the period ended December 31, 2005 under the heading “Risk
Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the
SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at
http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the
Company’s assessments as of any date subsequent to the date of this presentation.

(NASDAQ: AUXL) 2006 Revenue Guidance of $64 to $68 million “First-Mover” Pipeline Opportunities Impressive Performance; Poised for Growth + =

4 (NASDAQ: AUXL)
• AA4500 – Lead Development Product
– Leased 50,000 sq ft manufacturing and
development facility
•
Testim®
1% Testosterone Gel
– Expanding sales force from 94 to
approximately 150 territories
– Mutually terminated Co-Promotion agreement
with Oscient
Strategic Initiatives to Control Value Drivers
Strategic Initiatives to Control Value Drivers

Late Research
Pre-clinical
Phase I
Phase II
Phase III
Market

AUXILIUM

5 (NASDAQ: AUXL)
Broad Pipeline Maturing in Coming Years
Broad Pipeline Maturing in Coming Years
Note:  Worldwide rights for all products available, except Testim where ex US rights have been licensed & Transmucosal film for Hypogonadism, where current partners have option to market.
2008
Product
Projected
Time to Market
Testim® gel
Approved in U.S.
Europe & Canada
AA4500
TestoFilm™
AA4500
AA4500
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Hypogonadism
Dupuytren’s Contracture
Hypogonadism
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain
Partner Dependent
2008
2009
> 2008

Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim™ 1% CIII
(testosterone gel)
Rx Only

Testim 1% CIII
(testosterone gel)
Testim™ 1% CIII
(testosterone gel)
AUXILIUM
Rx Only

AUXILIUM

7 (NASDAQ: AUXL)
Testim
Testim
®
®
is Fastest Growing TRT Gel
is Fastest Growing TRT Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Targeting urologists, endocrinologists, select PCPs
– 94 Auxilium sales representatives, increasing to approximately 150
•
Favorable clinical and
commercial profile
– Comparative studies support advantages.  BX rated
to Androgel
– Cost-effective and convenient
– Broad prescription coverage
– Growing prescriber loyalty

8 (NASDAQ: AUXL)
Male Hypogonadism (Testosterone Deficiency) Overview
Male Hypogonadism (Testosterone Deficiency) Overview
•
Affects >20% of U.S. males over 50 yrs and causes
serious medical conditions
–
Estimate that about 5% of affected population receives treatment
•
Diagnosis increasing through education and awareness
Signs/symptoms – Brain Function
Libido and erections
Energy and vigor
Cognitive function
Sleep quality
Irritability and depressed mood
Signs/symptoms – Body Composition
Muscle mass and strength
Bone mineral density
Male hair density and skin thickness
Fat mass – abdominal obesity

9 (NASDAQ: AUXL)
Clinical Results Show Testim
Clinical Results Show Testim
®
®
Changes Body Composition
Improves Sexual Activity
•
Sexual Activity 59%
•
Statistically significant
increases in sexual desire
•
Lean Body Mass          4.8 lbs
•
Fat Mass 4.0 lbs
•
Bone Mineral Density   2.6%
12-month study Placebo-controlled study, 90-day results
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

10 (NASDAQ: AUXL)
Patient Benefits Clinically Proven
Patient Benefits Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)
•
14 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted

11 (NASDAQ: AUXL)
•
Phase IV trial showed:
– Increase in testosterone
– Increase in lean body mass
– Decrease in fat mass
– Impact on blood sugar control
did not show statistical
significance
– Appears safe when taken
alongside oral hypoglycemic
medications, and Testim did not
interfere with their clinical effect
– Evaluating future trials to further
study impact on blood sugar
control
Testosterone Deficiency Prevalence
Erectile
Dysfunction
(ED)
Type-2
Diabetes
HIV
(men)
AIDS
50%
50%
33%
33%
30%
30%
20%
20%
Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metab 1998; Bodie, J. et al J. Urol. 2003
Phase IV Results Confirm Testim
Phase IV Results Confirm Testim
® ®
Changes Body
Changes Body
Composition
Composition

12 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
0
100
200
300
400
500
Gel Patch Oral Injectables
$399
$118
$77
$59
$49
$210
$302
1997 1998 1999 2000 2001 2002 2003
$459
2004
$497
$198
$288
$340
$117
$35
2005
$381

13 (NASDAQ: AUXL)
* Includes one time benefit of change to wholesaler revenue recognition.
Testim
® ®
quarterly net revenue
($ in thousands)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
$2,893
$4,307
$5,634
$6,619
$7,157
$7,615
$8,797
$9,839
$11,230
$12,938
$16,471
$14,893*
Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206
Q2 2006
Y/Y Growth:
+67%
Q2 2006
Y/Y Growth:
+67%

14 (NASDAQ: AUXL)
•
Strong market share with high-prescribing urologists
(Approximately 30% gel market share in July 2006)
Testim
Testim
®
®
Driving Growth in Market
Driving Growth in Market
Source: IMS data
Testim
®
Share of TRx of Gel Market
1.0%
17.5%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Mar-03
Jul-06

15 (NASDAQ: AUXL)
• Mutually terminated Oscient co-promotion
effective August 31, 2006
• Increasing Auxilium field force to ~150
should:
– Provide consistent first position details
throughout the year
– Allow better targeting to TRT rich audience
– Increase frequency of messaging
A New Direction Forward
A New Direction Forward

16 (NASDAQ: AUXL)
• Paragraph IV challenges to AndroGel
– Watson approval received January 14, 2006;
Launch at risk not expected in 2006
– Opportunity for Solvay to prevail at trial
– Testim ® and AndroGel are not substitutable
• Testim
®
patent life
– Current Testim ® patent (exp. 2008)
– New patent filed in April 2003 (exp. 2020)
Generic Competition
Generic Competition

17 (NASDAQ: AUXL)
Positioned for Continued Growth
Positioned for Continued Growth
Market Drivers
Product Drivers
• Male sexual health
awareness
• ED promotional impact
• Increased screening and
testing
–
Normal “T” enhances
outcome in ED patients
–
Other health parameters
improved with normal “T”
• Diabetic / Metabolic
Syndrome awareness
• Increase awareness
through KOLs
• Leverage clinical data
• Improve sales force
efficiencies
• Leverage third-party
payer coverage
• TestoFilm line extension

Pipeline: “First Mover” Products Advancing a Broad Portfolio of Opportunities

19 (NASDAQ: AUXL)
Two Phase III Trials in 2006
Two Phase III Trials in 2006
• AA4500 franchise has potential for first-mover
options for unmet medical needs
– Expect to start trial for Dupuytren’s Contracture by
end of year
• Transmucosal film technology provides dosage
formulations for a variety of product candidates
– Initiated TestoFilm™ U.S. pivotal trial in second
quarter

20 (NASDAQ: AUXL)
AA4500 –
AA4500 –
Company Transforming Opportunity
Company Transforming Opportunity
• We believe that AA4500 has significant
commercial potential
– First-mover value
– No effective non-surgical treatments
– Worldwide rights offer options to build company or
generate cash
• 3 indications currently licensed from
BioSpecifics Technologies:
– Dupuytren’s Contracture, Peyronie’s Disease and
Frozen Shoulder Syndrome
– Options for in-licensing additional indications

21 (NASDAQ: AUXL)
AA4500 for Dupuytren’s
AA4500 for Dupuytren’s
Contracture
Contracture
•
Surgery is only approved treatment
•
Surgery is expensive and characterized by
numerous complications
•
Unmet need for non-surgical treatment
Current treatment
•
Phase II complete
•
Initial pivotal trial showed efficacy and
tolerability
Clinical status
•
2H 2006: Initiate Pivotal Phase III 2006 milestones
•
2007 Target BLA filing
•
Caucasian men and women
•
Prevalence highest among people of northern
European descent
Target population
•
Ring and small fingers become permanently
flexed
Disease description
Source: Badalamente, M. et al. J. Hand Surgery, September 2002

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenase + Diluent
Metacarpal
Flexor Tendon

AUXILIUM

22 (NASDAQ: AUXL) Revolutionizing Treatment for Dupuytren’s Contracture Revolutionizing Treatment for Dupuytren’s Contracture Current Treatment AA4500 Treatment

23 (NASDAQ: AUXL)
MP joint
PIP joint
Clinical Results from AA4500 Pivotal Study
Clinical Results from AA4500 Pivotal Study
• 91% success rate for primary endpoint of
less than five degrees of contracture after
up to three injections; no placebo
response (p<0.001)
• After single injection, 70% of subjects
achieved therapeutic success; no
placebo response (p<0.001)
Source:  Auxilium data
• No serious adverse events reported.  Most commonly reported adverse events were pain and swelling (edema) of the hand at injection site, and post-injection transient, self-limiting swelling in lymphnode area of armpit
• Results consistent with those from Phase II study published in
The Journal of Hand Surgery (2002:27A:788-798)

24 (NASDAQ: AUXL)
Findings from Preliminary Market Research
Findings from Preliminary Market Research
• Approx. 500,000 patients saw Orthopedic surgeon for
Dupuytren’s within last 12 months
• Top 6,000 MD’s (deciles 8 – 10) saw 71% of patients –
Addressable market for AUXL – Addressable audience
given our expertise in specialty pharma marketing
• Approx. 45% of all patients were recommended for
surgery; 20% of those patients chose not to have surgery
• 76% of surgeons stated they would use AA4500 to delay
or avoid surgery
Source: Auxilium conducted interviews with 127 orthopedic surgeons, of whom 51  were questioned specifically about AA4500.

25 (NASDAQ: AUXL)
We believe:
• Thought leaders indicate pent-up demand for non-
surgical therapy
• Surgeons and patients prefer non-invasive treatment
• Each patient on average has 2 – 4 cords which will
require treatment
• Early data indicates on average 1.5 vials of AA4500
required per cord
• AA4500 should command a premium price
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity
Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metal 1998; Bodie, J. J. Urol. et al 2003

26 (NASDAQ: AUXL)
AA4500 for Peyronie’s Disease
AA4500 for Peyronie’s Disease
•
Treated by urologists
•
Lacks good treatment options
– PABA, Vitamin E, Verapamil ineffective
– Surgery may shorten penis; cause scarring
•
Unmet need for non-surgical treatment
Current treatment
•
Phase II data showed efficacy and tolerability
•
Local effects / tolerability pre-clinical study
outside of plaque requested by FDA.  Start
study by year end.
•
Phase IIb moved to 2007
Clinical status
•
Following approval of Dupuytren’s BLA Target BLA filing
•
Affects men predominantly over 50 Target population
•
Plaque or hard scar area on the penis
•
Deformity of the penis during erection
precludes intercourse
Disease description
Source: Mulhall, J. et al, June 2004

27 (NASDAQ: AUXL) Erect penis with Peyronie’s Peyronie’s Disease and Current Treatment Peyronie’s Disease and Current Treatment Surgical Procedure

28 (NASDAQ: AUXL)
• Nearly 400,000 patients saw Urologist for Peyronie’s
within last 12 months
• 23% of patients were recommended for surgery;
remaining patients are waiting for other therapies
• 33% of surgical patients are dissatisfied; 42%
subsequently need an implant
• 90% of Urologists stated they would use AA4500 to
delay or avoid surgery
Source: Auxilium interviewed 103 urologists, of whom 50 responded to specific questions about AA4500.
Preliminary Market Research Encouraging
Preliminary Market Research Encouraging

29 (NASDAQ: AUXL)
• Highly motivated patients – many paying cash for
surgery or other treatments
• Phase IIa data used 9 injections of AA4500; Phase IIb
will determine if dosing regimen can be changed
• We expect AA4500 should command a premium price
Commercial Potential Also High for Peyronie’s
Commercial Potential Also High for Peyronie’s

30 (NASDAQ: AUXL)
AA4500 for Frozen Shoulder Syndrome
AA4500 for Frozen Shoulder Syndrome
•
Arthroscopic procedure or surgery Current treatment
•
Phase IIa complete
•
Data showed efficacy and tolerability
•
Additional studies needed to assess optimal
dose and dosing regimen
Clinical status
•
TBD 2006 milestones
•
Estimated 3% of people develop frozen shoulder
syndrome over their lifetime
– Higher incidence among patients with diabetes (10-
20%) vs general population (2-5%)
– Higher incidence among patients with insulin-
dependent diabetes (36%), with increased frequency
of bilateral shoulder involvement
•
Most common in patients between 45 – 70 yrs
Target population
•
Diminished shoulder motion, characterized by
restriction in active and passive range of motion
Disease description
Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

31 (NASDAQ: AUXL)
• Majority of equipment already in place
• Renovations should be complete for inclusion in
BLA filing in 2007; lease includes allowance for
renovations
• Capacity to produce all active ingredient
required for several years
• Laboratories to support production and future
product development
• Trained personnel transition with facility
Horsham Facility a Strategic Asset
Horsham Facility a Strategic Asset

32 (NASDAQ: AUXL)
Transmucosal Film Technology
Transmucosal Film Technology
• Rights to utilize for products that contain
hormones, treat urologic disorders and eight
selected analgesic compounds for pain
management, including acute and chronic pain
• Developing products for treatment of
hypogonadism and overactive bladder
– June 2006:  Initiated U.S. pivotal phase III
trial of TestoFilm™ in hypogonadism
– Testim ® line extension with lower COGS

33 (NASDAQ: AUXL)
TestoFilm™
TestoFilm™
•
Phase III long term safety study ongoing.
Enrollment complete.
•
Phase II POC Data Showed:
– Increased serum testosterone levels
– Product candidate was well tolerated
– 97% patient acceptability: 49% rating film
as desirable; 48% with acceptable rating
Clinical status
•
2Q 06: Initiated Pivotal Phase III 2006 milestones
•
Patients who:
– Require more androgen than topical
products
– Prefer alternative dosage form
Target population
TestoFilm

34 (NASDAQ: AUXL)
TestoFilm™
TestoFilm™
U.S. Phase III Pivotal Trial in Hypogonadism
U.S. Phase III Pivotal Trial in Hypogonadism
• Open-label, multi-center, randomized, controlled trial
• Expected to enroll 240 patients at approximately 25
centers across U.S.
• Randomized 2:1 to receive either TestoFilm™ (5 mg
or 7.5 mg BID) or a buccal testosterone tablet (30 mg
BID), respectively
• Treatment duration of 3 months
• Patients’ outcome will be evaluated for both impact on
serum testosterone levels and secondary efficacy
parameters, as well as for tolerability.

35 (NASDAQ: AUXL)
• Phase I data using Oxybutinin shows proof of
concept met
• By delivering drug directly to bloodstream first
pass metabolites can be reduced, relieving
anticholinergic side effects of oxybutinin-
containing products
• Interested in partnering product due to current
slate of products in development
Overactive Bladder film product (AA4010)
Overactive Bladder film product (AA4010)

36 (NASDAQ: AUXL)
• AA4500 for Dupuytren’s and Peyronie’s could be
on market by 2008 & 2009, respectively
– Sales value likely to be high
– Dupuytren’s is a great product adjacency ripe for a
specialist approach
– Peyronie’s is a natural fit for Urology field force
• TestoFilm™ a nice line extension for Testim by
2008 – serves as proof of concept for technology
platform
• Ability to generate cash from ex-U.S. rights to
pipeline is possible
Pipeline Brings Value in Short to Mid Term
Pipeline Brings Value in Short to Mid Term

Financials

38 (NASDAQ: AUXL)
Selected Financial Data / Guidance
Selected Financial Data / Guidance
• Guidance provided for 2006:
–
Revenues:
$64 -
$68 million
–
Research & Development: $38 - $42 million
–
SG&A: $59 - $61 million
–
Net Loss: $48 - $51 million
• Cash on hand at 6/30/2006 - $33 million
• No third party debt other than minor equipment
leasing

39 (NASDAQ: AUXL)
Strategic Priorities for 2006
Strategic Priorities for 2006
• Continue Driving Testim Growth:
– Expansion of Auxilium field force to ~150
– Mutual termination of Oscient co-promote
• Prepare for 2008 launch of AA4500:
– Reported positive top line pivotal results
– Leased facility to control production of active ingredient
– Plan to commence 2    pivotal trial in Dupuytren’s Contracture by
year end
– Plan to commence FDA requested study on local effects /
tolerability of AA4500 outside plaque
– Phase IIb study moved to 2007
• Implement infrastructure and processes to allow for rapid
growth
nd

Proven Record Testim ® : Near-Term Growth Driver Pipeline: “First Mover” Products for Unmet Needs